CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned, Terry D. Hildestad, the President and Chief Executive Officer, and Doran N. Schwartz, the Vice President and Chief Financial Officer of MDU Resources Group, Inc. (the "Company"), DOES HEREBY CERTIFY that:

1.  The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 5th day of May, 2011.

 /s/ Terry D. Hildestad
Terry D. Hildestad
President and Chief Executive Officer

 /s/ Doran N. Schwartz
Doran N. Schwartz
Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to MDU Resources Group, Inc. and will be retained by MDU Resources Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.